                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF

                    NATIONAL BANCSHARES CORPORATION OF TEXAS
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     As set forth in Section 2 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing shares of common stock, par value $.001 per share (the "Shares"), of National Bancshares Corporation of Texas, a Texas corporation (the "Company"), are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in the Offer to Purchase). This form may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase). See Section 2 of the Offer to Purchase.

 By Registered or Certified Mail:      By Facsimile Transmission:       By Hand or Overnight Courier:
  Tender and Exchange Department    (for Eligible Institutions Only)     Tender & Exchange Department
          P.O. Box 11248                                                      101 Barclay Street
      Church Street Station                 (212) 815- 6213               Receive and Deliver Window
        New York, New York                                                 New York, New York 10286
              10286                      For Confirmation Only
                                               Telephone:
                                             (212) 815-6156

       DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE
     TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID
                          DELIVERY TO THE DEPOSITARY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

     THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.

Ladies and Gentlemen:

     The undersigned hereby tenders to NBC Acquisition Corp., a Texas corporation (the "Purchaser") and a wholly-owned subsidiary of International Bancshares Corporation, a Texas corporation ("Parent"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated August 9, 2001 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth below, all pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

 Number of Shares
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 Certificate Nos. (if available)
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 (Check box if Shares will be tendered by book-entry transfer)

 [ ]  The Depository Trust Company

 Account Number
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 Dated
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 Name(s) of Record Holder(s):
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                                  PLEASE PRINT

 Address(es):
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                                                                      (ZIP CODE)

 Daytime Area Code and Tel. No.:
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 Signature(s):
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Guarantee Program or the Stock Exchange Medallion Program or an "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three American Stock Exchange trading days (as defined in the Letter of Transmittal) after the date hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

 Name of Firm:
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 Address(es):
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                                                                     ZIP CODE

 Area Code and Tel. No.:
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                              AUTHORIZED SIGNATURE

 Name:
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                              PLEASE TYPE OR PRINT

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 Title:
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 Dated:
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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES FOR
      SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.